Exhibit 10.12

EXECUTION COPY

REAFFIRMATION OF GUARANTEE AND COLLATERAL AGREEMENT dated as of October 29, 2004 (this “Reaffirmation”), among COMPHEALTH GROUP, INC., a Delaware corporation (the “Company”), the Subsidiaries of the Company identified on the signature pages hereto (collectively, the “Reaffirming Subsidiaries”, and, together with the Company, the “Reaffirming Parties”) and JPMorgan Chase Bank (“JPMCB”), as collateral agent for the lenders referred to below (in such capacity, the “Collateral Agent”).

Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement (as amended, supplemented or other modified from time to time, the “Credit Agreement”) dated as of January 29, 2004, among the Company, the Borrowers party thereto, the Lenders party thereto and JPMCB, as administrative agent.

WHEREAS, the Company, the Reaffirming Subsidiaries and the Collateral Agent have entered into the Guarantee and Collateral Agreement dated as of January 29, 2004 (as amended, supplemented or other modified from time to time, the “Guarantee and Collateral Agreement”), pursuant to which the Reaffirming Parties agreed to guarantee and secure, among other things, all of the obligations of the Borrowers under the Credit Agreement;

WHEREAS, the Company, the Borrowers, the Lenders party thereto and JPMCB, as administrative agent, have entered into Amendment No. 1, Consent, Waiver and Agreement dated as of the date hereof (the “Amendment”);

WHEREAS, each Reaffirming Party expects to realize substantial direct and indirect benefits as a result of the Amendment becoming effective and the consummation of the transactions contemplated thereby; and

WHEREAS, the execution and delivery of this Reaffirmation is a condition precedent to the effectiveness of the Amendment and the consummation of the transactions contemplated thereby;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Reaffirmation

Each Reaffirming Subsidiary hereby acknowledges its receipt of a copy of the Amendment and its review of the terms and conditions thereof and consents to the terms and conditions of the Amendment and the transactions contemplated thereby. Each Reaffirming Party hereby (a) affirms and confirms its guarantees, pledges, grants and other commitments under the Guarantee and Collateral Agreement and (b) agrees that, notwithstanding the effectiveness of the Amendment, (i) the Guarantee and Collateral Agreement shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other commitments thereunder shall continue to be in full force and effect (including with respect to Loans made pursuant to the Amendment) and shall accrue to the benefit of the Secured Parties (as defined in the Guarantee and Collateral Agreement).

ARTICLE II

Representations and Warranties

Each Reaffirming Party hereby represents and warrants to each Secured Party as follows, which representations and warranties shall survive execution and delivery of this Reaffirmation:

SECTION 2.01. Authorization; Enforceability. Such Reaffirming Party has all requisite power and authority to carry out the terms and provisions of this Reaffirmation. This Reaffirmation is within such Reaffirming Party’s corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action. This Reaffirmation has been duly executed and delivered by such Reaffirming Party and constitutes a legal, valid and binding obligation of such Reaffirming Party subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ right to generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 2.02. Loan Document Representations and Warranties. The representations and warranties of such Reaffirming Party set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties by their terms relate to earlier dates in which case they shall be true and correct in all material respects on and as of such earlier date.

ARTICLE III

Miscellaneous

SECTION 3.01. Loan Document. This Reaffirmation shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and shall be construed, administered and applied in accordance with the terms and provisions Credit Agreement.

SECTION 3.02. Counterparts. This Reaffirmation may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Reaffirmation by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Reaffirmation.

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SECTION 3.03. No Novation. This Reaffirmation shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified by the Amendment. Nothing expressed or implied in this Reaffirmation shall be construed as a release or other discharge of any Borrower under the Credit Agreement or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder.

SECTION 3.04. Applicable Law. THIS REAFFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 3.05. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Reaffirmation and are not to affect the construction of, or to be taken into consideration in interpreting, this Reaffirmation.

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IN WITNESS WHEREOF, each Reaffirming Party and the Collateral Agent, for the benefit of the Secured Parties, have caused this Reaffirmation to be duly executed by their respective authorized officers as of the day and year first above written.

COMPHEALTH GROUP, INC.,

by
Name: Sean Dailey
Title: CFO

CHG COMPANIES, INC.,

by
Name: Sean Dailey
Title: CFO

COMPHEALTH ASSOCIATES, INC.,

by
Name: Sean Dailey
Title: CFO

CHG MEDICAL STAFFING, INC.,

by
Name: Sean Dailey
Title: CFO

WEATHERBY LOCUMS, INC.,

by
Name: Sean Dailey
Title: CFO

CHG MANAGEMENT, INC.,

by
Name: Sean Dailey
Title: CFO

JPMORGAN CHASE BANK, as Collateral Agent,

by
Name:
Title:

CHG MANAGEMENT, INC.,

by
Name:
Title:

JPMORGAN CHASE BANK, as Collateral Agent,

by
Name: Laura J. Cumming
Title: Vice President